 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015

CANWEALTH MINERALS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-54533 (Commission File Number)	27-2288541 (IRS Employer Identification No.)

1376 Perrot Boulevard, Ile Perrot, Quebec, Canada J7V 7P2

(Address of Principal Executive Offices) (Zip Code)

(514) 425-2020

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2015, Canwealth Minerals Corporation, a Delaware Corporation (the “Company”), entered into a third amendment (the “Third Amendment”) to the Agreement and Plan of Merger (as previously amended, the “Merger Agreement”), dated as of August 10, 2012, by and among Canwealth Minerals Corporation, a Delaware corporation, USG1, Inc., a Delaware corporation, and Kimi Royer as representative of USG1, Inc. stockholders (the “Stockholder Representative”).

The Third Amendment amends the Merger Agreement to provide that the Merger Consideration (as defined in the Merger Agreement) shall be payable on or before June 30, 2016.

Other than as expressly modified pursuant to the Third Amendment, the Merger Agreement remains in full force and effect. The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment attached hereto as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description of Exhibit
10.1 (1)	Agreement and Plan of Merger by and among Canweath Minerals Corporation, USG1, Inc. and Kimi Royer, as a representative of the USG1 stockholders
10.2 (2)	First Amendment to Agreement and Plan of Merger
10.3 (2)	Second Amendment to Agreement and Plan of Merger
10.4	Third Amendment to Agreement and Plan of Merger, entered into as of October 5, 2015, by and among the Company and the Stockholder Representative.

(1)	Filed with the Securities and Exchange commission on August 14, 2012 as an exhibit to the Registrant’s Current Report on Form 8-K, which exhibit is incorporated herein by reference.

(2)	Filed with the Securities and Exchange commission on February 15, 2013 as an exhibit to the Registrant’s Current Report on Form 8-K, which exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANWEALTH MINERALS CORPORATION
Dated: October 5, 2015
	By:	/s/ Garth McIntosh
Garth McIntosh
Chief Executive Officer